                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 22, 2001
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                    333-51636                    33-0639768
(State of Incorporation)      (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)

     27051 Towne Centre Drive, Suite 200
         Foothill Ranch, California                                92610
(Address of Principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.

        Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-51636) filed with the Securities and Exchange Commission (the "Commission") on December 11, 2000 and Amendment No. 1 thereto filed with the Commission on January 12, 2001 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated February 15, 2001 and the related Prospectus Supplement dated February 15, 2001, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes Series 2001-A, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Notes").

        The Notes were sold to Credit Suisse First Boston Corporation ("CS First Boston"), Chase Securities Inc. ("Chase Securities"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("Salomon" and, together with CS First Boston, Chase Securities and Merrill Lynch, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of February 15, 2001 (the "Underwriting Agreement") between the Registrant and CS First Boston, as representative of itself, Chase Securities, Merrill Lynch and Salomon.

        The Notes were issued pursuant to an Indenture dated as of February 1, 2001 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 2001-A (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee.

        The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

        A Residual Interest Instrument that represents an undivided ownership interests in the Trust was issued pursuant to the Trust Agreement dated as of February 1, 2001 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent.

        The Contracts were sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of February 1, 2001 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $280,592,725.13 (the "Initial Cut-Off Pool Balance") as of February 1, 2001 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased on or after the Initial Cut-Off Date but before February 22, 2001 (the "Subsequent Cut-Off Date") with a total principal balance of $74,170,280.88 (the "Subsequent Cut-Off Pool Balance"). Additionally, the Trust used funds on deposit in a segregated trust account (the "Prefunding Account") to acquire additional Contracts (the "Prefunded Contracts") with a total principal balance of $45,236,994.72 as of the related cut-off dates (each a "Prefunding Cut-Off Date") during the period from the Closing Date until March 22, 2001.

        Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

                      COMPOSITION OF THE INITIAL CONTRACTS

        Aggregate principal balance .............................$280,592,725.13

        Number of Contracts ..............................................23,313

        Average principal balance outstanding ........................$12,035.89

        Average original amount financed .............................$14,010.96

        Original amount financed (range) .................. $1,151.04 to $75,000

        Weighted average APR..............................................13.13%

        APR (range)..............................................7.77% to 26.00%

        Weighted average original term ...............................58.15 mos.

        Original term (range) .....................................12 to 72 mos.

        Weighted average remaining term ...................................55.26

        Remaining term (range) .....................................5 to 72 mos.


                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS

                         NUMBER OF      % OF                         % OF INITIAL
                          INITIAL      INITIAL       PRINCIPAL         CUT-OFF
    APR RANGE            CONTRACTS    CONTRACTS       BALANCE        POOL BALANCE
    ---------            ---------    ---------   ---------------    ------------
 0.000% to 7.000%......        0            0     $          0.00         0.00
 7.001% to 8.000%......    1,463         6.28       27,148,737.18         9.68
 8.001% to 9.000%......    2,344        10.05       37,904,226.37        13.51
 9.001% to 10.000%.....    2,119         9.09       30,465,629.41        10.86
10.001% to 11.000%.....    1,543         6.62       19,801,001.09         7.06
11.001% to 12.000%.....    1,412         6.06       16,732,519.80         5.96
12.001% to 13.000%.....    1,662         7.13       17,963,203.21         6.40
13.001% to 14.000%.....    1,597         6.85       17,692,512.43         6.31
14.001% to 15.000%.....    1,977         8.48       21,307,483.77         7.59
15.001% to 16.000%.....    2,004         8.60       22,066,101.23         7.86
16.001% to 17.000%.....    1,813         7.78       19,710,276.66         7.02
17.001% to 18.000%.....    1,745         7.49       17,730,379.90         6.32
18.001% to 19.000%.....    1,110         4.76       11,172,847.10         3.98
19.001% to 20.000%.....      880         3.77        7,933,492.78         2.83
20.001% to 21.000%.....    1,022         4.38        8,069,483.80         2.88
Over 21.001% ..........      622         2.67        4,894,830.40         1.74
                          ------       ------     ---------------       ------
       Totals .........   23,313       100.00%*   $280,592,725.13       100.00%*
                          ======       ======     ===============       ======

----------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                          NUMBER OF         % OF                          % OF INITIAL
                           INITIAL        INITIAL           PRINCIPAL        CUT-OFF
                          CONTRACTS      CONTRACTS           BALANCE      POOL BALANCE
                          ---------      ---------     ----------------   ------------
Alabama .............         199           0.85       $   2,980,719.88        1.06
Arizona .............       1,009           4.33          10,438,689.12        3.72
California ..........       8,028          34.44          80,616,867.48       28.73
Colorado ............         380           1.63           4,958,734.29        1.77
Connecticut .........          39           0.17             506,888.43        0.18
Delaware ............         214           0.92           2,792,029.50        1.00
Florida .............       1,378           5.91          18,133,021.86        6.46
Georgia .............       1,033           4.43          14,752,190.23        5.26
Idaho................         167           0.72           1,942,847.55        0.69
Illinois ............       1,025           4.40          13,415,765.30        4.78
Indiana .............         367           1.57           4,689,802.89        1.67
Iowa ................         117           0.50           1,574,289.29        0.56
Kansas ..............          99           0.42           1,439,593.38        0.51
Kentucky ............         253           1.09           3,285,569.18        1.17
Maryland ............         519           2.23           7,199,731.92        2.57
Michigan ............       1,345           5.77          19,033,547.67        6.78
Minnesota ...........         140           0.60           2,166,943.41        0.77
Mississippi .........           8           0.03             119,598.23        0.04
Missouri ............         452           1.94           6,151,420.49        2.19
Montana .............          29           0.12             357,804.12        0.13
Nebraska ............          30           0.13             379,099.27        0.14
Nevada ..............         702           3.01           7,643,747.25        2.72
New Hampshire .......           3           0.01              42,805.64        0.02
New Jersey ..........       1,011           4.34          12,733,530.79        4.54
New York ............           4           0.02              53,369.36        0.02
North Carolina ......         788           3.38          11,332,929.79        4.04
Oklahoma ............         166           0.71           2,340,445.40        0.83
Oregon ..............         357           1.53           4,553,870.73        1.62
Pennsylvania ........         750           3.22           9,731,809.99        3.47
Rhode Island ........          62           0.27             889,610.21        0.32
South Carolina ......         366           1.57           4,812,819.19        1.72
South Dakota ........           1           0.00              25,063.64        0.01
Tennessee ...........         183           0.78           2,420,407.53        0.86
Texas ...............         606           2.60           8,288,681.16        2.95
Utah ................         107           0.46           1,616,717.85        0.58
Virginia ............         755           3.24          10,557,156.45        3.76
Washington ..........         589           2.53           6,282,764.17        2.24
West Virginia .......          32           0.14             331,842.49        0.12
                           ------         ------        ---------------      ------
          Totals ....      23,313         100.00%*      $280,592,725.13      100.00%*
                           ======         ======        ===============      ======

----------------
* Percentages may not add to 100% because of rounding.

        Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

                     COMPOSITION OF THE SUBSEQUENT CONTRACTS

        Aggregate principal balance ............................. $74,170,280,88

        Number of Contracts................................................5,634

        Average principal balance outstanding.........................$13,164.76

        Average original amount financed..............................$13,164.76

        Original amount financed (range).................$1,580.62 to $58,869.33

        Weighted average APR..............................................13.76%

        APR (range)..............................................050% to 20.364%

        Weighted average original term................................58.08 mos.

        Original term (range)......................................12 to 72 mos.

        Weighted average remaining term...............................57.97 mos.

        Remaining term (range).....................................11 to 72 mos.


                DISTRIBUTION BY APRS OF THE SUBSEQUENT CONTRACTS

                         NUMBER OF     % OF                            % OF FINAL
                        SUBSEQUENT   SUBSEQUENT       PRINCIPAL         CUT-OFF
    APR RANGE           CONTRACTS    CONTRACTS         BALANCE        POOL BALANCE
    ---------           ----------   ----------     --------------    ------------
 0.000% to 7.000%......     0           0.00        $         0.00        0.00
 7.001% to 8.000%......     0           0.00                  0.00        0.00
 8.001% to 9.000%......     0           0.00                  0.00        0.00
 9.001% to 10.000%.....   678          12.03         10,775,183.93       14.53
10.001% to 11.000%.....   499           8.86          7,639,291.75       10.30
11.001% to 12.000%.....   491           8.71          6,923,302.42        9.33
12.001% to 13.000%.....   547           9.71          7,352,544.54        9.91
13.001% to 14.000%.....   558           9.90          7,374,975.16        9.94
14.001% to 15.000%.....   691          12.26          8,816,235.79       11.89
15.001% to 16.000%.....   734          13.03          8,829,894.40       11.90
16.001% to 17.000%.....   698          12.39          8,314,832.67       11.21
17.001% to 18.000%.....   653          11.59          7,223,158.06        9.74
18.001% to 19.000%.....    45           0.80            512,333.58        0.69
19.001% to 20.000%.....    25           0.44            223,697.76        0.30
20.001% to 21.000%.....    15           0.27            184,830.82        0.25
Over 21.000% ..........     0           0.00                  0.00        0.00
                        -----         ------        --------------      ------
          Totals ...... 5,634         100.00%*      $74,170,280.88      100.00%*
                        =====         ======        ==============      ======

----------------
* Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS

                    NUMBER OF        % OF                            % OF FINAL
                    SUBSEQUENT     SUBSEQUENT        PRINCIPAL        CUT-OFF
                    CONTRACTS      CONTRACTS          BALANCE       POOL BALANCE
                    ----------     ----------     --------------    ------------
Alabama ........         80           1.42        $ 1,127,877.94        1.52
Arizona ........        225           3.99          2,829,458.60        3.81
California .....      1,219          21.64         17,710,710.63       23.88
Colorado .......         66           1.17            753,794.59        1.02
Connecticut ....         10           0.18            131,929.56        0.18
Delaware .......         64           1.14            739,676.18        1.00
Florida ........        428           7.60          5,642,264.61        7.61
Georgia ........        336           5.96          4,535,832.87        6.12
Idaho ..........         46           0.82            582,667.16        0.79
Illinois .......        314           5.57          3,814,734.06        5.14
Indiana ........        114           2.02          1,367,705.26        1.84
Iowa ...........         21           0.37            268,557.38        0.36
Kansas .........         30           0.53            340,026.40        0.46
Kentucky .......         58           1.03            698,151.57        0.94
Maryland .......        140           2.48          1,855,146.51        2.50
Massachusetts ..        182           3.23          2,389,420.27        3.22
Michigan .......        283           5.02          3,602,346.72        4.86
Minnesota ......         30           0.53            384,399.74        0.52
Missouri .......        157           2.79          1,972,424.80        2.66
Montana ........          4           0.07             52,199.00        0.07
Nebraska .......          8           0.14            105,615,60        0.14
Nevada .........        107           1.90          1,428,527.95        1.93
New Jersey .....        366           6.50          4,596,051.33        6.20
North Carolina .        215           3.82          2,769,308.48        3.73
Oklahoma .......         60           1.06            744,100.32        1.00
Oregon .........         85           1.51          1,079,297.31        1.46
Pennsylvania ...        165           2.93          1,881,096.94        2.54
Rhode Island ...         23           0.41            316,273.80        0.43
South Carolina .         88           1.56          1,053,766.34        1.42
Tennessee ......         86           1.53          1,079,117.70        1.45
Texas ..........        207           3.67          2,634,716.06        3.55
Utah ...........         22           0.39            302,696.04        0.41
Virginia .......        270           4.79          3,800,848.98        5.12
Washington .....        119           2.11          1,523,858.12        2.05
West Virginia ..          6           0.11             55,682.06        0.08
                      -----         ------        --------------      ------
      Totals....      5,634         100.00%*      $74,170,280.88      100.00%*
                      =====         ======        ==============      ======

----------------
* Percentages may not add to 100% because of rounding.

        Set forth below is certain data concerning the Prefunded Contracts as of the Prefunding Cut-Off Date:

                     COMPOSITION OF THE PREFUNDED CONTRACTS

        Aggregate principal balance.............................. $45,236,994.72

        Number of Contracts................................................3,544

        Average principal balance outstanding.........................$12,764.39

        Average original amount financed..............................$12,761.82

        Original amount financed (range).................$1,852.58 to $47,237.20

        Weighted average APR..............................................14.43%

        APR (range)............................................6.900% to 25.000%

        Weighted average original term.....................................57.44

        Original term (range)......................................12 to 72 mos.

        Weighted average remaining term....................................57.41

        Remaining term (range).....................................12 to 72 mos.


                 DISTRIBUTION BY APRS OF THE PREFUNDED CONTRACTS

                       NUMBER OF       % OF                         % OF PREFUNDED
                       PREFUNDED     PREFUNDED       PRINCIPAL         CUT-OFF
     APR RANGE         CONTRACTS     CONTRACTS        BALANCE        POOL BALANCE
     ---------         ---------     ---------     --------------   --------------
 0.000% to 7.000%......     1           0.03       $    22,367.56        0.05
 7.001% to 8.000%......    88           2.48         1,592,148.74        3.52
 8.001% to 9.000%......   133           3.75         2,409,407.13        5.33
 9.001% to 10.000%.....   188           5.30         3,058,968.92        6.76
10.001% to 11.000%.....   249           7.03         3,796,301.18        8.39
11.001% to 12.000%.....   242           6.83         3,375,562.33        7.46
12.001% to 13.000%.....   230           6.49         3,156,370.79        6.98
13.001% to 14.000%.....   279           7.87         3,831,007.85        8.47
14.001% to 15.000%.....   381          10.75         4,852,793.83       10.73
15.001% to 16.000%.....   369          10.41         4,517,830.75        9.99
16.001% to 17.000%.....   353           9.96         4,175,271.34        9.23
17.001% to 18.000%.....   366          10.33         4,113,262.27        9.09
18.001% to 19.000%.....   197           5.56         2,017,579.35        4.46
19.001% to 20.000%.....   151           4.26         1,469,462.43        3.25
20.001% to 21.000%.....   191           5.39         1,863,994.45        4.12
Over 21.000%...........   126           3.56           984,665.80        2.18
                        -----         ------       --------------      ------
          Totals....... 3,544         100.00*      $45,236,994.72      100.00*
                        =====         ======       ==============      ======

----------------
* Percentages may not add to 100% because of rounding.

               GEOGRAPHIC CONCENTRATION OF THE PREFUNDED CONTRACTS

                                                                                 % OF
                                NUMBER OF       % OF                          PREFUNDING
                                PREFUNDED     PREFUNDED        PRINCIPAL        CUT-OFF
                                CONTRACTS     CONTRACTS         BALANCE       POOL BALANCE
                                ---------     ---------     --------------    ------------
Alabama ...................         33           0.93       $   420,989.72        0.93
Arizona ...................        129           3.64         1,523,514.92        3.37
California.................        974          27.48        13,505,107.81       29.85
Colorado ..................         38           1.07           394,625.42        0.87
Connecticut ...............          7           0.20            73,718.55        0.16
Delaware ..................         28           0.79           307,289.18        0.68
Florida ...................        243           6.86         2,949,530.05        6.52
Georgia ...................        171           4.83         2,417,695.28        5.34
Idaho .....................         19           0.54           254,737.24        0.56
Illinois ..................        217           6.12         2,712,734.05        6.00
Indiana ...................         71           2.00           828,315.72        1.83
Iowa ......................         21           0.59           225,448.24        0.50
Kansas ....................         10           0.28            99,933.41        0.22
Kentucky ..................         36           1.02           409,042.22        0.90
Maryland ..................         93           2.62         1,102,397.12        2.44
Massachusetts .............         88           2.48         1,028,646.84        2.27
Michigan ..................        297           8.38         3,644,398.52        8.06
Minnesota .................         15           0.42           155,749.25        0.34
Missouri ..................         68           1.92           864,699.73        1.91
Montana ...................          4           0.11            36,259.00        0.08
Nebraska ..................          6           0.17            70,466.79        0.16
Nevada ....................         63           1.78           706,428.30        1.56
New Jersey ................        193           5.45         2,342,798.38        5.18
North Carolina ............        110           3.10         1,444,329.92        3.19
Oklahoma ..................         23           0.65           257,105.75        0.57
Oregon ....................         45           1.27           634,328.91        1.40
Pennsylvania ..............        104           2.93         1,215,362.86        2.69
Rhode Island ..............          6           0.17            68,525.41        0.15
South Carolina ............         63           1.78           890,116.54        1.97
Tennessee .................         45           1.27           618,719.23        1.37
Texas .....................         98           2.77         1,300,544.60        2.87
Utah ......................          7           0.20            89,263.83        0.20
Virginia ..................        150           4.23         1,850,230.88        4.09
Washington ................         67           1.89           763,499.39        1.69
West Virginia .............          2           0.06            30,441.66        0.07
                                 -----         ------       --------------      ------
       Totals .............      3,544         100.00*      $45,236,994.72      100.00*
                                 =====         ======       ==============      ======

----------------
* Percentages may not add to 100% because of rounding.

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ONYX ACCEPTANCE FINANCIAL
                                                 CORPORATION


April 11, 2001                                 By: /s/ MICHAEL A. KRAHELSKI
                                                   -----------------------------
                                                   Michael A. Krahelski,
                                                   Senior Vice President